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                                                                  Exhibit 10.125


            LOAN AGREEMENT, MORTGAGE AND NOTE MODIFICATION AGREEMENT

            THIS LOAN AGREEMENT, MORTGAGE AND NOTE MODIFICATION AGREEMENT (this "Agreement") is made as of this 31st day of December, 1997 by and between 60 State Street Development Company Limited Partnership, a Delaware limited partnership, having an address c/o Cabot, Cabot & Forbes, 99 Summer Street, Boston, Massachusetts 02110 ("Borrower"), John A. Pirovano, William A. Halsey and John Moody, as the Trustees of 60 State Street Trust under a Declaration of Trust dated September 10, 1970, recorded with Suffolk County Registry of Deeds in Book 8389, Page 286, as amended by the First Amendment of Declaration of Trust Establishing 60 State Street Trust dated as of December 23, 1988, recorded with the Suffolk County Registry of Deeds at Book 15258, Page 66, having an address c/o Cabot, Cabot & Forbes, 99 Summer Street, Boston, Massachusetts 02110 ("Trust") and Cornerstone Properties Inc., a Nevada corporation, having an address at 126 East 56th Street, New York, New York 10022 ("Lender").

                               W I T N E S S E T H

            WHEREAS, Trust owns leasehold and fee interests in certain real property located at 60 State Street, Boston, Massachusetts, and the improvements situated thereon and more particularly described in Exhibit A annexed hereto (the "Property"); and

            WHEREAS, the sole beneficiary of the Trust is 60 State Street Associates Limited Partnership, a Massachusetts limited partnership ("Associates"); and

            WHEREAS, Borrower is the sole general partner in Associates; and

            WHEREAS, Borrower is the borrower pursuant to (i) that certain Amended and Restated Loan Agreement dated as of November 1, 1990, as amended and restated (the "Loan Agreement"), between Borrower and Trust Company of the West, as Trustee of TCW Realty Fund VA, and TCW Realty Fund VB, as lender ("TCW"); and
(ii) that certain Promissory Note from Borrower to TCW dated as of November 1, 1990, as amended (the "Note") evidencing and securing a certain loan (the "Loan") in the original aggregate principal amount of $160,397,664.33; and

            WHEREAS, the Note is secured, in part, by that certain guaranty made by Trust and Associates dated November 1, 1990, in favor of TCW (as amended, the "Guaranty"); and

            WHEREAS, the Guaranty is secured, in part, by that certain Mortgage and Security Agreement from Trust to TCW dated as of November 1, 1990 recorded in the Suffolk County Registry of Deeds in Book 16888, Page 001 (as the same hereafter may be amended from time to time in accordance with its terms, the "Mortgage"; the Note, the Mortgage, the

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Loan Agreement, the Guaranty and other documents, instruments and agreements executed or delivered from time to time with respect to the Loan being hereinafter referred to as the "Loan Documents"); and

            WHEREAS, as of this date Lender has succeeded to the interest of TCW under the Loan Documents and Lender is the holder of the Mortgage (by Assignment and Assumption of Liens and Documents dated of even date herewith and recorded in the Suffolk County, Registry of Deeds in Book ____, Page ____), the Note, the Loan Agreement and the other Loan Documents; and

            WHEREAS, Borrower, Trust and Lender desire to amend the Mortgage, the Note and Loan Agreement as of this date pursuant to the terms of this Agreement.

            NOW, THEREFORE, in consideration of the foregoing premises, of the mutual covenants set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Loan Agreement, the Note and the Mortgage are amended as follows:

            1. All capitalized terms used herein, and not defined herein, shall have the meanings ascribed thereto in the Loan Agreement.

            2. Effective as of the date hereof, the Loan Agreement, the Mortgage and the Note shall be and hereby are amended as follows (and all references in any Loan Document to any such document shall mean such document as amended hereby):

            (Al) 8.5% Future Value.

            Lender and Borrower hereby agree that, notwithstanding anything to the contrary in any of the Loan Documents, as of December 31, 1997 the 8.5% Future Value (as defined in the Note) is $312,878,490.00.

            (A) Property Management.

            Section 3.20 of the Mortgage is hereby amended as follows: (i) Prior to the date hereof Borrower and Trust have approved the property managers for the management of the Property listed in Exhibit B attached hereto and made a part hereof (the "Approved Property Managers"). The Property is currently managed by CB Commercial/Whittier Partners, LP, as successor in interest to Koll Management Services, Inc., pursuant to an existing management agreement.

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                                       3


                  (ii) Borrower and Trust hereby agree to administer the current management agreement and any and all future management agreements entered into in connection with the Property as reasonably directed and instructed by Lender, including, if directed by Lender, by terminating any management agreement to the extent permitted by such agreement. If any management agreement is terminated pursuant to the preceding sentence, Lender shall select a new property manager, either from among the Approved Property Managers or such other property manager as Lender shall select in its sole discretion, subject only to the approval rights provided in Section 4.1.12 of that certain Lease dated July 3, 1991 between Hale and Dorr, L.L.P., as tenant and Trust, as landlord (as amended, the "H&D Lease"). Upon the selection by Lender of a new property manager, if not previously approved by Hale and Dorr, Borrower and Trust shall use reasonable, good faith, efforts to obtain Hale and Dorr's approval of such new property manager pursuant to the terms of the H&D Lease. Notwithstanding the provisions of Section 3.20 of the Mortgage, Borrower and Trust hereby approve any property manager designated by Lender which is an affiliate of Lender.

                  (iii) Borrower and Trust shall cooperate with and assist Lender in obtaining a property management agreement with the property manager selected by Lender in the manner provided in clause (ii) above. Such cooperation shall include, without limitation, Borrower and/or Trust (or causing their applicable Affiliates to do so) executing, acknowledging and delivering a property management agreement in such form and upon such terms as Lender may reasonably specify. In the event that Borrower and/or Trust (or any such Affiliate) shall fail to execute any document required under this Section
(A)(iii) within five (5) days of receipt of such document accompanied by a written request from Lender to execute same, Borrower and Trust hereby appoint Lender as their true and lawful attomey-in-fact, such power to be deemed coupled with an interest and irrevocable, to execute, acknowledge and deliver such document in the name and on behalf of Borrower or Trust.

            (B) Leases, Service Contracts and Capital Improvements.

                  (i) Borrower, Trust and Lender hereby agree that their
            objective is to keep the Property fully occupied by tenants pursuant to written leases on terms and at rental rates which reflect the prevailing market at the time of execution of such leases. Supplementing Sections 3.6, 4.8 and 5.3 of the Mortgage and Sections
            5.08 and 6.07 of the Loan Agreement, Lender may from time to time propose that Borrower and/or Trust, as applicable (1) enter into a lease, service contract, tenant improvement construction contract, commission agreement or any other agreement reasonably relating to the leasing, management, operation, repair or maintenance of the Property or (2) to the extent there is Net Cash Flow or Lender advances of funds pursuant to Section 2(D) hereof are available to make payment thereof, incur any expense reasonably relating to the leasing, management, operation, repair or

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            maintenance of the Property (including, without limitation, repaying or prepaying the Senior Debt to the extent permitted under the applicable Senior Debt documents) (each, a "Proposed Action").
            Lender shall by written notice deliver to Borrower and/or Trust a description of each such Proposed Action together, if applicable, with a copy of any agreement relating thereto. All agreements relating to a Proposed Action will contain a limitation of recourse provision in favor of Borrower and/or Trust without material deviation from Section 9.13 of the Loan Agreement.

                  (ii) Within five (5) business days after delivery of such
            notice, Borrower and/or Trust may either approve or reject any Proposed Action in Borrower's and/or Trust's reasonable judgment by notice to Landlord. In the event that Borrower or Trust rejects the Proposed Action, Borrower's or Trust's notice shall set forth in reasonable detail the reasons for such determination. In the event Lender disagrees with the reasonableness of Borrower's or Trust's rejection of any Proposed Action, the dispute shall be resolved by arbitration pursuant to Section 9.11 of the Loan Agreement. If Borrower or Trust do not respond to such notice within said five (5) business days, Borrower and Trust shall be deemed to have approved such Proposed Action.

                  (iii) Borrower and Trust shall fully cooperate with Lender in effectuating any Proposed Action which is approved by Borrower or Trust, deemed approved by Borrower or Trust, or determined to be approved by Borrower or Trust in accordance with the arbitration provisions contained in Section 9.11 of the Loan Agreement. Promptly upon the written request of Lender, Borrower and/or Trust shall (or shall cause its applicable Affiliates to) execute, acknowledge and deliver such documents as may reasonably be required in connection with such Proposed Action and/or, if the Proposed Action requires any other action on the part of Borrower, Trust or its Affiliates (such as making a payment), Borrower or Trust shall take such action within said five (5) day period. In the event Borrower or Trust (or any such Affiliate) shall fail to execute any document or take any other action required under this Section (B)(iii) within five (5) days after receipt of such written request from Lender to take such action, Borrower and Trust hereby appoint Lender as its true and lawful attomey-in-fact, such power to be deemed coupled with an interest and irrevocable, to take such action, including without limitation, to execute, acknowledge and deliver such documents in the name and on behalf of Borrower or Trust, and to make any payments or to incur any expense with funds on deposit in any Property-related account or with funds advanced by Lender.

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                                       5


            (C) Termination of Agreement.

            That certain Agreement, dated as of December 14, 1994 by Trust Company of the West, as Trustee of TCW Realty Fund VA, and TCW Realty Fund VB for the benefit of Borrower (a copy of which is annexed hereto as Exhibit C) is hereby terminated and void and of no further force and effect as of the date hereof. In the event of any foreclosure sale under the Mortgage, there shall be no maximum required bid for Lender, or any Affiliate of Lender.

            (D) Lender's Future Advances.

            In the event that Lender reasonably determines that additional sums are required (i) in order to implement a Business and Marketing Plan, (ii) pursuant to a schedule of planned Capital Expenditures or (iii) for any other expenditure or cost reasonably related to the leasing, management, operation, repair or maintenance of the Property, including as may be required in order to undertake a Proposed Action undertaken in accordance with Section (B) of this Agreement, Lender shall have the option to advance any such amounts to the extent that there is insufficient Net Cash Flow to pay such costs. All such amounts advanced by Lender shall be promptly applied by Borrower or Trust to pay the costs for which such amounts were advanced by Lender, and Lender reserves the right to pay such costs directly if Borrower or Trust fail to do so. Any amounts advanced by Lender pursuant to this Section (D) shall be added to the principal amount of the Loan, and shall accrue interest and be payable on the same terms and conditions as set forth in the Note. At Lender's option, from time to time, as amounts are advanced by Lender pursuant to this Section (D), Borrower shall execute separate notes and mortgages evidencing and securing any such amounts so advanced.

            (E) Representations and Warranties.

            Borrower and Trust represent and warrant to Lender as of the date hereof that:

            (a) Attached hereto as Exhibit D is a complete list of all of the Loan Documents and any other documents and instruments entered into between TCW (or its Affiliates) and Borrower (or its Affiliates) or Trust (or its Affiliates) which are in force and effect on the date hereof and all of the documents related to and instruments evidencing or securing the Senior Debt (the "Senior Loan Documents"); none of the documents listed on Exhibit D have been modified or amended except pursuant to documents set forth in Exhibit D.

            (b) (I) as of the date hereof, the amount of outstanding principal of the Loan is $160,397,664.33, (II) as of the date hereof, the amount of outstanding principal of the Senior Debt is $78,420,177.80, (III) as of the date hereof, the amount held by Seller pursuant to Section 3.22 of the Mortgage is -0-, (IV) as of the date hereof, the

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      amount held by Seller pursuant to Section 3.26 of the Mortgage is
      $82,112.60 and (V) as of November 28, 1997, there was no accrued and unpaid interest or contingent interest due or payable in respect of the Senior Debt.

            (c) The direct and indirect ownership interests in Borrower, Trust and Associates are as set forth in Exhibit E annexed hereto. Hale and Dorr LLP has no direct or indirect partner or other ownership interest in Borrower, Trust, Associates or any Person set forth in Exhibit E, except as set forth in Exhibit E.

            (d) Neither Borrower, Trust nor any of its Affiliates has any right of first refusal, right of first offer or other right to purchase or acquire the Loan from Lender.

            (e) To the best of Borrower's and Trust's knowledge, the funding obligations of Lender pursuant to (a) that certain Capital Improvement and Tenant Improvement Agreement between TCW and Borrower dated as of November 1, 1990, as amended and restated, (b) that certain Tenant Improvement Funding Letter by TCW to Senior Lender and Borrower dated December 14, 1994, (c) that certain Seven Party Agreement dated as of July 1, 1991 and
      (d) any other Loan Documents or other documents or agreements executed and delivered in connection with the Loan have been fully satisfied, and there is no further obligation of Lender to make any further disbursements or advances pursuant to any such agreements.

            (f) The Letter of Credit (as defined in that certain Fourth Amended and Restated Capital Improvement and Tenant Improvement Agreement dated December 14, 1994 between TCW and Borrower) has been terminated.

            (g) To the best of Borrower's and Trust's knowledge, no Event of Default (as defined in the Loan Documents or the Senior Loan Documents) has occurred or is continuing under the Loan Documents or the Senior Loan Documents, and no condition currently exists which with notice or the passage of time or both would constitute an Event of Default.

            (h) There is no defense, offset, claim or counterclaim by or in favor of Borrower or Trust against Lender under the Loan Documents or the Senior Loan Documents or against the obligations of Borrower or Trust under the Loan Documents or the Senior Loan Documents.

            (F) Senior Debt Refinancing.

            (i) Borrower and Trust acknowledges that Borrower, Trust and Lender desire to refinance the Senior Debt on or before the maturity thereof on January 1, 2005.

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                                       7


Borrower and Trust also acknowledge that Lender may desire to have the Senior Debt refinanced prior to its maturity. In furtherance of the foregoing, Lender shall have the right at any time and from time to time to cause Borrower or Trust to refinance the Senior Debt one or more times with another loan or loans (each, a "Refinancing Loan") in accordance with this Section (F).

            (ii) Each Refinancing Loan shall satisfy the following conditions:

            (1) The principal amount of the Refinancing Loan shall equal the outstanding principal amount of the Senior Debt on the date of refinancing.

            (2) The interest payable (including any contingent or additional interest) under the Refinancing Loan shall be on market terms as determined by Lender in its reasonable judgment.

            (3) The maturity date of the Refinancing Loan shall be determined by Lender in its sole judgment; provided, however, that the maturity date of the Refinancing Loan shall not be earlier than December 31, 2008.

            (4) The Refinancing Loan shall otherwise be on market terms as determined by Lender in its reasonable judgment.

            (5) The lender ("Refinancing Lender") of the Refinancing Loan shall be (a) Lender (or any Affiliate thereof designated by Lender), (b) any reputable institutional lender, such as a life insurance company, commercial bank, investment bank, pension fund or other financial institution or (c) any lender which will securitize the Refinancing Loan, either alone or together with other loans (or transfer the Refinancing Loan to a Person which will so securitize the Refinancing Loan).

            (6) Lender shall have approved in its reasonable discretion all documents evidencing, securing or executed in connection with the Refinancing Loan).

            (7) No Affiliate of Borrower, other than the Trust and Associates, shall be required to guaranty the Refinancing Loan.

            (8) All documents executed by Borrower or Trust in connection with the Refinancing Loan shall contain a limitation of recourse provision in favor of Borrower or Trust, as applicable, without material deviation from
      Section 9.13 of the Loan Agreement.

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                                       8


            (iii) Borrower and Trust shall fully cooperate with Lender in obtaining each Refinancing Loan whenever Lender, in its sole discretion, shall so request by written notice to Borrower or Trust (a "Lender Refinancing Notice"). Promptly upon request of Lender, Borrower or Trust shall (and shall cause its applicable Affiliates to) execute, acknowledge and deliver such documents as may reasonably be required in connection with each Refinancing Loan, including one or more loan agreements, promissory notes, mortgages, security agreements, assignments of leases, financing statements, intercreditor agreements, estoppel agreements, certificates, partnership consents, corporate resolutions, title affidavits, settlement statements and similar documents. In the event that Borrower or Trust (or any such Affiliate) shall fail to execute any document required under this Section (F) within five (5) days of receipt of such document accompanied by a written request from Lender to execute the same, Borrower and Trust hereby appoints Lender as its true and lawful attomey-in-fact, such power to be deemed coupled with an interest and irrevocable, to execute, acknowledge and deliver such document in the name and on behalf of Borrower and Trust.

            (iv) In the event that a Refinancing Loan shall be obtained pursuant to this Section (F), (1) Borrower and Trust shall perform and comply with all terms, conditions and covenants set forth in the documents evidencing and/or securing such Refinancing Loan, (2) Borrower and Trust shall deliver to Lender copies of any notice or written communication received by Borrower or Trust from the applicable Refinancing Lender promptly upon receipt of the same by Borrower or Trust, (3) Neither Borrower nor Trust shall prepay prior to the date when due any principal, interest or other charges under such Refinancing Loan without the prior written consent of Lender, which consent may be granted or withheld in Lender's sole discretion and (4) Lender shall have the right to cure any default under such Refinancing Loan and any amounts expended or expenses incurred in connection with curing such default shall be added to the principal amount of the Loan.

            (v) With respect to each Refinancing Loan, provided that Lender shall not have theretofore delivered a Lender Refinancing Notice to Borrower or Trust, Borrower or Trust shall have the right to select the Refinancing Lender and enter into the Refinancing Loan which satisfies the terms and provisions of Section (F)(ii) of this Agreement; provided, that Borrower or Trust give Lender not less than forty-five (45) days' advance written notice (each, a "Borrower's Refinancing Notice") thereof, which notice shall (1) set forth the terms and conditions of the proposed Refinancing Loan and the identity of the proposed Refinancing Lender and (2) include a copy of a signed binding commitment letter from the proposed Refinancing Lender. Within fifteen (15) business days after the delivery of a Borrower's Refinancing Notice to Lender, Lender shall have the right to give written notice to Borrower or Trust (each, a "Lender's Response Notice") that Lender desires to make (or to cause an Affiliate of Lender to make) the Refinancing Loan on the same terms and conditions as set forth in the loan commitment contained in Borrower's Refinancing Notice. If Lender fails to give Lender's Response Notice as aforesaid within such fifteen (15) business day period, then

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                                       9


Borrower or Trust may obtain the Refinancing Loan from the same Refinancing Lender specified in, and on the same terms and conditions as set forth in, the loan commitment contained in Borrower's Refinancing Notice. In the event Lender shall elect in Lender's Response Notice to make (or cause its Affiliate to make) the Refinancing Loan, then, at such time as Lender shall elect (but in no event later than the maturity date of the Senior Debt), Borrower or Trust shall obtain the Refinancing Loan from Lender (or such Affiliate of Lender) on the same terms and conditions as set forth in the loan commitment contained in Borrower's Refinancing Notice.

            (vi) If Lender elects not to exercise its right of first refusal contained in clause (v) above, and Borrower and Trust shall fail to consummate the Refinancing Loan within ninety (90) days after delivery of Borrower's Refinancing Notice upon the terms and conditions set forth in the loan commitment contained in Borrower's Refinancing Notice, then Borrower and Trust shall be required to re-offer any Refinancing Loan (including the Refinancing Loan which was the subject of Borrower's Refinancing Notice) to Lender in accordance with clause (v) above if Borrower or Trust intend to obtain a Refinancing Loan.

            (vii) All costs and expenses incurred by Lender and Borrower or Trust in connection with the securing of any Refinancing Loan (including, any points, loan fees, and legal fees) shall be expenses of the Property payable out of Net Cash Flow.

            (viii) Any dispute with respect to whether a proposed Refinancing Loan satisfies the conditions specified in Section (F)(ii) above shall be resolved by arbitration in accordance with Section 9.11 of the Loan Agreement.

            (G) Successor Trustee.

            The provisions of Section 5.14 of the Loan Agreement are hereby amended as follows: (i) the phrase "who is a partner of Westmark Real Estate Investment Services, a California general partnership" is deleted in its entirety and replaced by the phrase "an officer of Cornerstone Properties, Inc., a Nevada corporation"; and (ii) the references to "Stanton H. Zarrow" shall be deleted and replaced with "John Moody". Borrower acknowledges receipt of notice from Lender in full satisfaction of the requirements of Section 5.14 of the Loan Agreement nominating John Moody as a successor to Stanton H. Zarrow as trustee under the Declaration of Trust. Borrower represents to Lender that Borrower has, as of the date hereof, caused Associates to appoint John Moody as a successor trustee to Stanton H. Zarrow under the Declaration of Trust.

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                                       10


            (H) Loan Acceleration.

            Borrower and Trust represent to Lender that TCW as lender under the Loan Documents has, prior to the date hereof, sent a notice to Borrower accelerating the entire outstanding principal amount of the Note pursuant to
Section 3(c) of the Note. Lender hereby rescinds such notice and Borrower, Trust and Lender hereby agree and acknowledge that the maturity of the Note is not accelerated and that such notice from TCW is of no further force and effect. Borrower and Lender agree that the provisions of Section 3(c) of the Note are hereby deleted in their entirety.

            (I) Interest.

            (i) Notwithstanding Sections 2(b)(i)(A)(x) or (y), or Annex I of the Note, on the Maturity Date (as defined in the Note) or on any earlier date on which there is a Disposition (as defined in the Note) (the "Pay-Off Date") of all or substantially all of the Property, Borrower shall be obligated to pay to Lender, in addition to the entire outstanding principal amount of the Note, additional interest equal to the sum of (x) the 8.5% Future Value (the "Primary Pay-Off Amount") on the Pay-Off Date, plus (y) 49.9% of Secondary Excess Disposition Proceeds (as defined in the Note) on the Pay-Off Date, if any (the "Secondary Pay-Off Amount"). The parties hereby agree and acknowledge that payment of the Primary Pay-Off Amount is not contingent, shall be payable in full on the Pay-Off Date and shall not be calculated by determining the lesser of (A) the Primary Excess Disposition Proceeds (as defined in the Note) plus the Secondary Pay-Off Amount and (B) the Maximum Amount (as defined in the Note).

            (ii) On the Pay-Off Date, Lender may, in its sole discretion and by notice to Borrower, elect to forego and forgive the night to receive the Secondary Pay-Off Amount. If Lender delivers such notice to Borrower on or prior to the Pay-Off Date electing to forego and forgive the right to receive the Secondary Pay-Off Amount then (i) Lender shall not be entitled to receive the Secondary Pay-Off Amount and (ii) notwithstanding anything to the contrary in the Note, no appraisal of the Property shall be required for any reason, including, without limitation, to determine the Appraised Value of the Property, the fair market value of the Property or the amounts due under the Note and the Maturity Date shall not be extended in accordance with the proviso in the definition of "Maturity Date" contained in the Note.

            (iii) The second sentence of Section I in Annex I to the Note is hereby deleted in its entirety and the following sentence is hereby added at the end of such Section 1:

            "If the Monthly Inflation Rate as determined in the foregoing manner is negative then it shall be deemed to be zero."

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                                       11


            (iv) The second sentence of Section 2 in Annex I to the Note is hereby amended and restated as follows:

            "The 8.5 Target Rate may not be negative."

            (v) The second sentence of Section 3 in Annex I to the Note is hereby amended and restated as follows:

            "The 12% Target Rate may not be negative."

            (J) Qualified Appraiser.

            The definition of "Qualified Appraiser" in the Note is hereby amended by inserting at the end of the third (3rd) sentence thereof the following:

            "If the two appraisers so appointed shall fall or refuse to agree on the selection and appointment of a third qualified independent appraiser within 10 Business Days after the second of the two appraisers so appointed have been appointed, then the third qualified independent appraiser shall be appointed by the American Arbitration Association or its successor in accordance with the rules and regulations for commercial matters then pertaining at the request of either party."

            (K) Arbitration.

            SECTION 9.11 of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "SECTION 9.11. Arbitration. (a) The parties hereto shall not be deemed to have agreed to determine any dispute arising out of this Agreement by arbitration unless specifically provided herein.

            (b) In any circumstance for which arbitration is specifically provided for hereunder, the party desiring arbitration shall give notice to that effect to the other party and shall in such notice appoint a person as arbitrator on its behalf. Within fifteen (15) days after the giving of such notice, the other any by notice to the original party shall appoint a second person as arbitrator on its behalf. The arbitrators thus appointed shall appoint a third person, and such three arbitrators shall as promptly as possible determine such matter, provided, however, that:

            (i) if the second arbitrator shall not have been appointed within the fifteen (15) day period as aforesaid, the first arbitrator shall proceed to determine such matter

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                                       12


      and shall render his decision and award in writing within thirty (30) days after the expiration of said fifteen (15) day period; and

            (ii) if the two arbitrators are appointed by the parties and shall be unable to agree within ten (10) days after the appointment of the second arbitrator, upon the appointment of a third arbitrator, they shall give written notice to the parties of such failure to agree, and, if the parties fail to agree upon the selection of such third arbitrator within ten (10) days after the arbitrators appointed by the parties give notice as aforesaid, then within five (5) days thereafter either of the parties upon notice to the other party may request such appointment by the American Arbitration Association (or any successor organization), or in its absence, refusal, failure or inability to act, may apply to the Federal District Court for the District of Massachusetts sitting in Boston for a court appointment of such arbitrator.

            (c) Each arbitrator shall be a qualified and impartial person who shall have had at least ten (10) years' experience in a calling connected to the matter of the dispute.

            (d) The arbitration shall be conducted, to the extent consistent with this Section, in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association (or any successor organization). The arbitrators, if more than one, shall render their decision and award in writing, upon the concurrence of at least two (2) of their number, within thirty
(30) days after the appointment of the third arbitrator. Such decision and award shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Agreement. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction.

            (e) Each party shall pay the fees and expenses of the original arbitrator appointed by or for such party and the fees and expenses of the third arbitrator and all other expenses of the arbitration (other than the fees and disbursements of attorneys or witnesses for each party) shall be borne by the parties equally."

            (L) Notices.

            Notices sent pursuant to Section 9.01 of the Loan Agreement, Section 5 of the Note, and Section 9.3 of the Mortgage shall be sent, as the case may be, as follows:

(i) if to Lender       Cornerstone Properties Inc.
        or             126 East 56th Street

   Mortgagee:          New York, New York  10022
                       Attention:  Mr. John S. Moody

                       with a copy to:

                       Shearman & Sterling
                       599 Lexington Avenue
                       New York, New York  10022

                       Attention:  Mason C. Sleeper, Esq.

(ii) if to Borrower:   60 State Street Development Company Limited Partnership
                       c/o Cabot, Cabot & Forbes
                       99 Summer Street
                       Boston, Massachusetts  02110

                       with a copy to:

                       Cravath, Swaine & Moore
                       Worldwide Plaza
                       825 Eighth Avenue
                       New York, New York  10019
                       Attention:  Kevin J. Grehan, Esq.

(iii) if to Mortgagor: 60 State Street Trust
                       c/o Cabot, Cabot & Forbes
                       99 Summer Street
                       Boston, Massachusetts  02110

                       with a copy to:

                       Cravath, Swaine & Moore
                       Worldwide Plaza
                       825 Eighth Avenue
                       New York, New York  10019

                       Attention:  Kevin J. Grehan, Esq.

            (M) Loan Documents.

            The definition of "Loan Documents" in the Loan Agreement is hereby amended to include this Agreement, that certain agreement relating to payments to the Independent

Associates Partners between CFF Investment Company and Lender, of even date herewith and that certain Seven Party Agreement (the "Seven Party Agreement") dated July 3, 1991 between TCW, Trust, Associates, Borrower, 60 State Street, Inc., 60 State Street Holding Company Limited Partnership, and Hale and Dorr.

            (N) Permitted Investments.

            The definition of "Permitted Investments" in the Mortgage is hereby amended and restated in its entirety as follows:

            "Permitted Investments" shall mean any investments reasonably selected by Lender.

            (O) Note.

            The definition of "Note" in the Loan Agreement is hereby amended to include the Second, Third, Fourth, Fifth, and Sixth Allonges executed and delivered as of May 20, 1991, July 3, 1991, March 10, 1993, April 12, 1994 and December 14, 1994, respectively, and the Seventh Allonge executed and delivered as of even date herewith.

            (P) Lender Cash Flow.

            The third sentence of Section 4 in Annex I to the Note is hereby amended and restated as follows:

            "The "Lender Cash Flow" with respect to any date shall be an amount equal to (x) the aggregate amount transferred by Lender to Borrower pursuant to any of the Loan Documents, including, without limitation, the Improvements Agreement and the Seven Party Agreement, in the period from and including the first day of the calendar month in which such date occurs to and including such date minus (y) all payments of principal of this Note, Base Interest and Contingent Interest made by Borrower in such period."

            (Q) Grant of Easement.

            Section 2.9 of the Mortgage is hereby amended and restated in its entirety as follows:

            "2.9 Grant of Easement.

            Mortgagor represents to Mortgagee that it is the holder of a right of first refusal with respect to any sale of the premises adjacent to the Property known as 28-36 Merchants

Row, Boston, Massachusetts (the "Subject Property"), pursuant to a certain Agreement and Grant of Easement, dated July 11, 1989 between the trustees of 50 State Street Trust, Mortgagor and One Faneuil Hall Square Limited Partnership (the "Easement"). Mortgagor agrees that in the event that it receives an Offer (as defined in the Easement), Mortgagor shall within two business days thereafter deliver the Offer to Mortgagee and Mortgagee shall have, in its sole discretion, the right to elect either to accept or reject the Offer. In the event that the Offer is accepted by Mortgagee, at the closing of the purchase of the Subject Property, Mortgagor shall designate any entity designated by Mortgagee to take title to the Subject Property and Mortgagee shall pay the purchase price for the Subject Property. Mortgagor acknowledges that its right of first refusal under the Easement is subject to Mortgagee's security interest under this Mortgage."

            3. Terms of Loan Agreement, Mortgage and Note.

            Except as amended hereby, the Loan Agreement, the Mortgage and the Note shall remain unmodified and shall remain in full force and effect and are hereby ratified and confirmed.

            4. Amendments.

            This Agreement may not be changed orally but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

            5. No Joint Venture or Partnership.

            Borrower and Trust hereby confirm that Lender is not and shall not be deemed to be a joint venturer or partner with Borrower or Trust or a mortgagee in possession by virtue of the rights granted to Lender pursuant to this Agreement or any other Loan Documents.

            6. Miscellaneous.

            This Agreement (i) shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, (ii) may be executed in multiple counterparts, each of which shall constitute an original, and (iii) shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

                                      * * *

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                               60 STATE STREET DEVELOPMENT
                               COMPANY LIMITED PARTNERSHIP

                               By:  60 State Street Holding Company Limited
                                    Partnership, General Partner

                                    By: 60 State Street, Inc., General Partner

                                        By: /s/ John A. Pirovano
                                            ----------------------------
                                            Name:
                                            Title:


                                        By:
                                            ----------------------------
                                            Name:
                                            Title:

                                /s/ John A. Pirovano
                               -----------------------------------------
                               John A. Pirovano,
                               Trustee as aforesaid and not individually


                               /s/ William A. Halsey
                               -----------------------------------------
                               William A. Halsey, Trustee as aforesaid
                               and not individually


                               -----------------------------------------
                               Stanton H. Zarrow, Trustee as aforesaid
                               and not individually


                               /s/ John S. Moody, Trustee
                               -----------------------------------------
                               John S. Moody, Trustee as aforesaid
                               and not individually

                               LENDER:

                               CORNERSTONE PROPERTIES INC.

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:

                                        By: /s/ [Illegible]
                                            ----------------------------
                                            Name:
                                            Title:

                               LENDER:

                               CORNERSTONE PROPERTIES INC.

                                        By: /s/ [Illegible]
                                            ----------------------------
                                            Name:
                                            Title:

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:

State of New York            )              December 30, 1997
                             :  ss.
County of New York           )

            Then personally appeared before me the above-named John A. Pirovano and acknowledged the foregoing instrument to be his free act and deed as Trustee as aforesaid.

                                            /s/ Paula A. Hansen
                                            -------------------------------
                                                 Notary Public


State of New York            )              December 30, 1997
                             :  ss.             Paula Hansen
County of New York           )                  Notary Public, State of New York
                                                No. 24-4697606
                                                Commission Expires
                                                November 30, 1999

            Then personally appeared before me the above-named William A. Halsey and acknowledged the foregoing instrument to be his free act and deed as Trustee as aforesaid.

                                            /s/ Paula A. Hansen
                                            -------------------------------
                                                 Notary Public


State of New York            )              December 30, 1997
                             :  ss.             Paula Hansen
County of New York           )                  Notary Public, State of New York
                                                No. 24-4697606
                                                Commission Expires
                                                November 30, 1999

            Then personally appeared before me the above-named Stanton H. Zarrow and acknowledged the foregoing instrument to be his free act and deed as Trustee as aforesaid.

                                            -------------------------------
                                                 Notary Public

State of New York            )              December 30, 1997
                             :  ss.
County of New York           )

            Then personally appeared before me the above-named John A. Pirovano, President of 60 State Street, Inc., and acknowledged the foregoing instrument to be his free act and deed as Trustee as aforesaid.

                                            /s/ Paula A. Hansen
                                            -------------------------------
                                                 Notary Public

                                            Paula Hansen
                                            Notary Public, State of New York
                                            No. 24-4697606
                                            Commission Expires
                                            November 30, 1999

COMMONWEALTH OF MASSACHUSETTS               )
                                            )  ss.:
COUNTY OF SUFFOLK                           )

            On this 31st day of December, 1997, before me, the undersigned officer, personally appeared Rodney C. Dimock , and personally known and acknowledged himself to me (or proved to me on the basis of satisfactory evidence) to be the Executive Vice President of Cornerstone Properties Inc. (the "Corporation") and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself in his authorized capacity as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said Corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            /s/ [Illegible]
                                            ----------------------
                                            Notary Public
NOTARIAL SEAL                               My Commission Expires:

STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF MANHATTAN          )

            On this 31st day of December, 1997, before me, the undersigned officer, personally appeared Kevin P. Mahoney (residing at ), and personally known and acknowledged himself to me (or proved to me on the basis of satisfactory evidence) to be the Treasurer of Cornerstone Properties Inc. (the "Corporation") and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself in his authorized capacity as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said Corporation.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            /s/ Theodore Schweitzer
                                            ------------------------------------
                                            Notary Public
NOTARIAL SEAL                               My Commission Expires:

                                            Theodore Schweitzer
                                            Notary Public, State of New York
                                            No. 31-5051082
                                            Commission Expires October 23, 1999

STATE OF COLORADO            )
                             ) ss.:
COUNTY OF SOUTHPORT          )

            On this, 30th day of October, 1997, before me, the undersigned officer, personally appeared John S. Moody (residing at [Illegible]), personally known and acknowledged himself to me (or proved to me on the basis of satisfactory evidence) to be the Trustee of 60 State Street Trust (the "Trust") and that as such Trustee, being duly authorized to do so, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the Trust by himself in his authorized capacity as such Trustee as his free and voluntary act and deed and the free and voluntary act and deed of said Trust.

               IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            /s/ Sharon Helwig-Miller
                                            -------------------------------
                                            Notary Public
NOTARIAL SEAL                               My Commission Expires:

                                            [Signature Illegible]
                                            -------------------------------

                                    Sharon Helwig Miller
                                    Notary Public
                                    State of Colorado

                                    EXHIBIT A

                        Legal Description of the Property

PARCEL 1

      The land in Boston, Suffolk County, Massachusetts, shown on a plan entitled "Plan of Land Showing Area to be Acquired, Boston, Mass., dated October 13, 1970, as revised to May 11, 1973, and drawn by Harry R. Feldman, Inc., Engineers and Surveyors, 112 Shawmut Avenue, Boston, Massachusetts, "which plan is recorded with Suffolk Deeds in Book 8691, Page 596, and is bounded and described as follows:

      Beginning at the southeasterly corner of the intersection of the easterly sideline of Congress Street and the southerly sideline of Faneuil Hall Square and running S82-27-55E by Faneuil Hall Square a distance of 112.53 feet to an angle;

thence turning and running N82-24-06E by Faneuil Hall Square a distance of
106.32 feet to an angle;

thence turning and running S10-43-40E by Faneuil Hall Square a distance of 2.00 feet to the corner of the 5 story brick building known as No. 6 Faneuil Hall Square, now or formerly of Charles G. Crones;

thence running S10-43-40E by the westerly face of the said 5 story brick building a distance of 67.27 feet to an angle;

thence turning and running N79-40-00E by said land of Crones a distance of 61.81 feet to a point on the westerly sideline of Merchants Row, subject to the existing southerly face of the building at number 28-36 Merchants Row as shown on sketch "C" of said plan;

thence turning and running S23-15-42E by the said westerly line of Merchants Row a distance of 30.42 feet to an angle;

thence turning and running S23-16-57E by the said line of Merchants Row a distance of 17.50 feet to an angle;

thence turning and running S83-31-29W by land now or formerly of Nathan R. Miller Properties, Ltd. - 5th ("Miller") a distance of 73.22 feet to an angle;

thence turning and running N06-57-30W by said land of Miller a distance of 8.50 feet to an angle;

thence turning and running S88-41-40W by said land of Miller a distance of 30.30 feet to an angle;

thence turning and running S10-24-24E by said land of Miller a distance of 32.40 feet to an angle;

thence running S10-51-43E by a passageway shown on said land a distance of 21.61 feet to an angle;

thence turning and running N83-10-33E by said passageway a distance of 4.91 feet to an angle;

thence turning and running S08-52-18E by said passageway a distance of 25.03 feet to an angle;

thence turning and running N83-22-36E by said passageway a distance of 31.47 feet to an angle;

thence turning and running S06-39-02E by said passageway a distance of 20.89 feet to angle;

thence turning and running N80-55-44E by said passageway a distance of 4.03 feet to an angle;

thence turning and running S06-35-40E by said passageway a distance of 12.72 feet to an angle;

thence running S11-39-14E by said passageway a distance of 36.92 feet to a point, said point being on the northerly sideline of State Street;

thence turning and running S78-29-12W by said northerly sideline of State Street a distance of 4.10 feet to an angle;

thence running S78-46-35W by State Street 33.51 feet to an angle;
thence running S78-46-38W by State Street a distance of 83.49 feet to an angle; thence running S78-45-36W by State Street a distance of 76.04 feet to an angle; thence running S78-48-57W by State Street a distance of 15.84 feet to a point on the intersection of sidelines of State and Congress Streets;

thence turning and running N12-11-09W by the easterly sideline of Congress Street a distance of 292.92 feet to the point of beginning.

      The above-described parcel contains 56,331 square feet (1.293 acres as shown on said plan), be said contents measurement more or less.

PARCEL 2

      Also a certain parcel of land situated in the City of Boston, County of Suffolk, Commonwealth of Massachusetts, shown as Lot A on a plan entitled, "Plan of Land Boston, Mass." prepared by Harry R. Feldman, Inc., Surveyors, dated Jan. 26, 1978, recorded with said Deeds Book 9051, Page 175, and bounded and described as follows:

            Beginning at a point on the easterly sideline of Congress Street, said point is N 12o 11' 09" W a distance of 292.92 feet from the intersection of Congress Street and State Street;

            thence running along the southerly sideline of Faneuil Hall Square N 83o 43' 18" E a distance of 139.40 feet to a point;

            thence turning and running S 07o 54' 01" E a distance of 26.17 feet to a point;

            thence turning and running S 82o 24' 06" W a distance of 30.87 feet to a point;

            thence turning and running N 82o 27' 55" W a distance of 112.53 feet to the point of beginning.

            Containing 2,276 square feet, according to said plan.

AS TO PARCEL 1 AND 2:

Together with the appurtenant easement over land of One Faneuil Hall Square Partnership described in an Agreement and Grant of Easements by and among Ronald
M. Druker, et al., Trustees of Fifty State Street Trust, John M. Hines, et al., Trustees of 60 State Street Trust, and One Faneuil Hall Square Partnership recorded with Suffolk Deeds as Instrument No. 237 on August 1, 1986.

Also together with an appurtenant easement over land of One Faneuil Hall Square Partnership described in the Modification of Restriction and Agreement and Grant of Easement by and among Ronald N. Drucker, et al., Trustees of Fifty State Street Trust, John M. Hines, et al., Trustees of 60 State Street, and One Faneuil Hall Square Partnership recorded as Instrument No. 236 with the Suffolk Deeds on August 1, 1986.

                                    EXHIBIT B

                           Approved Property Managers

Corpro Real Estate Management, Inc.
c/o Cornerstone Properties Inc.
126 East 56th Street
New York, New York 10022

Hines Interests Limited Partnership
222 Berkeley Street
Suite 1420
Boston, Massachusetts 02116

CB Commercial/Whittier Partners, LP
60 State Street
Suite 3600
Boston, Massachusetts 02109

Spaulding and Slye
125 Cambridge Park Drive
Cambridge, Massachusetts 02140

                                    EXHIBIT C

                         Agreement re: Foreclosure Bids

      This Agreement (the "Agreement) is executed as of the 14th day of December, 1994, by Trust Company of the West, a California corporation, as Trustee of TCW Realty Fund VA and TCW Realty Fund VB, a California limited partnership, as tenants in common (collectively "TCW") for the benefit of 60 State Street Development Company Limited Partnership, a Delaware limited partnership ("Devco").

                              W I T N E S S E T H :

      WHEREAS, John Pirovano, William A. Halsey and Stanton H. Zarrow, not in their individual capacity but solely as Trustees of 60 State Street Trust, under Declaration of Trust dated September 10, 1970 and recorded with the Suffolk County Registry of Deeds at Book 8389, Page 286, as amended by First Amendment of Declaration of Trust Establishing 60 State Street Trust, dated as of December 23, 1988 and recorded with the Suffolk County Registry of Deeds at Book 15258, Page 66 (the "Trust") own leasehold and fee interests in certain real property located at 60 State Street, Boston, Massachusetts, and the improvements situated thereon (the Property); and

      WHEREAS, the sole beneficiary of the Trust is 60 State Street Associates Limited Partnership, a Massachusetts limited partnership ("Associates"); and

      WHEREAS, Devco is the sole general partner and principal owner of partnership interest in Associates; and

      WHEREAS, TCW and Devco previously have executed a certain Amended and Restated Loan Agreement dated as of November 1, 1990, as amended by a First Comprehensive Amendment Agreement dated as of July 3, 1991, as further amended by a Second Comprehensive Amendment Agreement dated as of March 10, 1993, as further amended by a Third Comprehensive Amendment Agreement dated as of April 12, 1994 and as further amended by a Fourth Comprehensive Amendment Agreement of even date herewith (collectively, the "Amended Loan Agreement").

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, TCW hereby agrees as follows:

      1. At any foreclosure sale under the mortgage (as defined in the Amended Loan Agreement), neither TCW nor any Affiliate (as defined in the Amended Loan Agreement) of TCW will bid more than the fair market value of the Property.

      2. This Agreement shall be binding an TCW and its successors and assigns and shall inure to the benefit of Devco and its successors and assigns under the Amended Loan Agreement.

        IN WITNESS WHEREOF, TCW has executed this instrument under seal as of the date first above written.

TCW:                                TRUST COMPANY OF WEST, a
                                    California corporation, as
                                    Trustee of TCW Realty Rund VA

                                    By: /s/ [Illegible]
                                        -----------------------------------
                                        Authorized Signatory

                                    By: /s/ [Illegible]
                                        -----------------------------------
                                        Authorized Signatory


                                TCW REALTY FUND VB, a
                                California limited partnership

                                By: TCW Asset Management
                                    Company, a California
                                    corporation, its General
                                    Partner

                                    By: /s/ [Illegible]
                                        -----------------------------------
                                        Authorized Signatory


                                    By: /s/ [Illegible]
                                        -----------------------------------
                                        Authorized Signatory


                                By: Westmark Realty Advisors,
                                    a California general
                                    partnership, its
                                    General Partner,


                                    By: /s/ [Illegible]
                                        -----------------------------------
                                        Authorized Signatory


                                    By: Stanton H. Zarrow,
                                        Inc., its General Partner


                                    By: /s/ Stanton H. Zarrow
                                        -----------------------------------
                                        Stanton H. Zarrow,
                                        President

                                    EXHIBIT D

List of (i) Loan Documents, (ii) other documents and instruments between Lender and Borrower or Trust and (iii) documents relating to the Senior Debt

                               (i) Loan Documents

1. Promissory Note dated December 23, 1988 in the initial principal amount of $95,000,000.00 made by 60 State Street Development Company Limited Partnership, a Delaware limited partnership ("Devco") to Trust Company of the West, a California Corporation, as trustee of TCW Realty Fund VA, and TCW Realty Fund VB, a California Limited Partnership, as tenants in common ("TCW"), as amended by First Allonge dated as of November 1, 1990, by Second Allonge dated May 20, 1991, by Third Allonge dated March 10, 1993, by Fourth Allonge dated March 10, 1993, by Fifth Allonge dated December 14, 1994, and by Sixth Allonge dated December 14, 1994 (the "Note").

2. Guaranty dated November 1, 1990 from 60 State Street Associates Limited Partnership, a Massachusetts limited partnership ("Associates") and Stanton H. Zarrow, Christopher F. Clancy and Stephen G. Kasnet, Trustees of 60 State Street Trust, under Declaration of Trust dated September 10, 1970, as amended by First Amendment of Declaration of Trust dated as of December 23, 1988 (the "Trust") to TCW.

3. Mortgage and Security Agreement between the Trust and TCW dated November 1, 1990.

4. Amended and Restated Loan Agreement dated as of November 1, 1990 between Devco and TCW.

5. Conditional Assignment of Leases and Rents from Trust to TCW dated as of November 1, 1990.

6. Assignment of Licenses and Permits dated as of November 1, 1990 from Trust to TCW.

7. Hazardous Materials and Indemnity Agreement dated as of November 1, 1990 between Associates, Trust and TCW.

8. Fourth Amended and Restated Capital Improvement and Tenant Improvement Agreement dated as of December 14, 1994 between TCW and Devco.

9. Comprehensive Agreement and Release dated as of November 1, 1990 by and between TCW, Trust, Associates, Devco, CC&F Investment Company Limited Partnership

      ("CC&F Investment"), 60 State Street Holding Company Limited Partnership ("Holding"), CC&F Executive Associates Limited Partnership ("CC&F Executive"), and Field State Street Associates Limited Partnership ("Field Associates ").

10. Amended and Restated Guaranty, dated as of November 1, 1990, by Holding, CC&F Executive & Field Associates.

11. Amended and Restated Pledge and Security Agreement dated as of November 1, 1990 by and between Holding CC&F Executive and Field Associates.

12. Amended and Restated Hazardous Materials and Indemnity Agreement dated as of November 1, 1990 by and between Devco, Holding and TCW.

13. Fourth Comprehensive Amendment Agreement dated December 14, 1994 by and between TCW, Devco, Associates and Trust.

14. Third Comprehensive Amendment Agreement dated April 12, 1994 by and between TCW, Devco, Associates and Trust.

15. Second Comprehensive Amendment Agreement dated March 10, 1993 by and between TCW, Devco, Associates and Trust.

16. First Comprehensive Amendment Agreement dated July 3, 1991 by and between TCW, Devco, Associates and Trust.

17. Seven-Party Agreement dated July 3, 1991 by and between TCW, Trust, Associates, Devco, 60 State Street, Inc., a Delaware corporation ("SSI"), Holding and Hale & Dorr, a Massachusetts general partnership.

18. Subordination Agreement dated December 14, 1994 by and between TCW and Teachers Insurance and Annuity Association of America, a New York corporation ("TIAA").

19. Subordination Agreement dated July 3, 1991 by and among TIAA, TCW and Hale & Dorr.

20.   Side Letter from Devco to TCW dated January 23, 1991.

21.   Agreement dated December 14, 1994 by and between TCW and Devco re:
      Foreclosure Bids.

22. Side Letter from TCW to TIAA and Devco dated December 14, 1994 re: certain TCW funding obligations.

23. Side Letter from TCW Realty Advisors to John A. Pirovano dated December 20, 1994 re: Miller litigation.

24. TIAA Refinancing Agreement by and between Devco and TCW dated as of October 1, 1994.

25. Refinancing Agreement dated as of February 1, 1994 by and between Devco, Marshall Field V and TCW.

      (ii) other documents and instruments between Lender and Borrower or Trust

None.

                           (iii) Senior Loan Documents

1. Note Modification Agreement with respect to Note No. 1, Note No. 2, Note No. 3, Note No. 4 and Note No. 5, dated December 14, 1994 from Sixty to TIAA;

2. Mortgage Modification Agreement with respect to Mortgage No. 1 and Mortgage No. 3 as Consolidated, Supplemented and Modified, Mortgage No. 2 as Supplemented, Modified and Consolidated and Mortgage No. 4 as Consolidated, dated December 14, 1994 from Sixty to TIAA recorded with the Suffolk County Registry of Deeds (hereafter "Registry") in Book 19520, Page 115 (hereafter "Registry") in Book 19520, Page 115 (hereafter "1994 Mort-age Modification Agreement");

3. Supplemental Assignment to Assignment of Lessor's Interest in Lease(s) No. 1, Assignment of Lessor's Interest in Lease(s) No. 2, Assignment of Lessor's Interest in Lease(s) No. 3 and Assignment of Lessor's Interest in Lease(s) No. 4 dated December 14, 1994 from Sixty to TIAA recorded in said Registry in Book 19520, Page 163;

4. Note No. 6 in the original principal amount of $8,083,362.90 dated December 14, 1994 from Sixty to TIAA;

5. Mortgage No. 5 dated December 14, 1994 from Sixty to TIAA recorded with said Registry in Book 19520, Page 184;

6. Assignment of Lessor's Interest in Lease(s) No. 5 dated December 14, 1994 recorded with said Registry in Book 19520, Page 225;

7. Termination Statements and Secured Party, Copies of UCC-1 Financing Statements with Sixty and Debtor and TIAA as Secured Party, recorded with said Registry, in Book 19520, Pages 241, 247, 253 and 259; filed with the Secretary of State of

      Massachusetts as Document No. 282937, 282938, 282939 and 282940; and filed with the City Clerk's Office, City of Boston as Document No. 378396, 379397, 379398, and 379399;

8. Letter of Sixty to TIAA dated December 14, 1994 relating to the status of the Ground Lease;

9.    Certificate of Sixty to TIAA dated December 14, 1994 relating to Leases;

10. Letter of Sixty to TIAA dated December 14, 1994 relating to no notice of violation of law with respect to the Premises;

11. Ground Lessor's Estoppel letter to TIAA dated December 16, 1994 as recorded with said Registry in Book 19520, page 112;

12.   The Bank of New York Letter of Credit No. 500031821 with TIAA as
      Beneficiary;

13.   Letter of Credit Agreement dated December 14, 1994 between Sixty and TIAA;

14.   Tenant Improvement Funding letter from TCW to TIAA dated December 14,
      1994;

15.   Environmental Indemnity dated December 14, 1994 from Sixty to TIAA;

16. Subordination Agreement dated December 14, 1994 between TCW and TIAA as recorded with said Registry in Book 19520, Page 267;

17. Fifth Allonge dated as of December 14, 1994 to Promissory Note dated as of November 1, 1990 from 60 State Street Associates Limited Partnership ("Associates") to TCW;

18. Sixth Allonge dated as of December 14, 1994 to Promissory Note dated as of December 23, 1988 from 60 State Street Development Company Limited Partnership ("Devco") to TCW;

19. Agreement executed as of December 14, 1994 between TCW and Devco regarding foreclosure bids;

20. Fourth Comprehensive Amendment Agreement executed as of December 14, 1994 between TCW, Devco, Associates and Sixty as recorded with said Registry in Book 19520, Page 267;

21. Fourth Amended and Restated Capital Improvement and Trust Improvement Agreement made as of December 14, 1994 between TCW and Devco;

22. Side Letter from TCW to Devco and Teachers Insurance and Annuity Association of America dated December 14, 1994.

23. Seven Party Agreement by and between TCW, Sixty, Associates, Devco, 60 State Street, Inc., 60 State Street Holding Company Limited Partnership, and Hale and Dorr dated July 3, 1991.